Cornerstone Sticker - New Distributor
                   CORNERSTONE HIGH-YIELD MUNICIPAL BOND FUND
                  (A SERIES OF CORNERSTONE FIXED INCOME FUNDS)

                     CORNERSTONE TAX-FREE MONEY MARKET FUND
                  (A SERIES OF CORNERSTONE FIXED INCOME FUNDS)


                CORNERSTONE U.S. GOVERNMENT STRATEGIC INCOME FUND
                  (A SERIES OF CORNERSTONE FIXED INCOME FUNDS)


                         CORNERSTONE NEW YORK MUNI FUND
                      (A SERIES OF CORNERSTONE FUNDS, INC.)


                        CORNERSTONE CALIFORNIA MUNI FUND



 SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE
     ABOVE FUNDS EACH DATED APRIL 30, 1999 AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE CORNERSTONE U.S. GOVERNMENT STRATEGIC INCOME FUND DATED
                                   MAY 5, 1999

THE FOLLOWING REPLACES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

Each Fund's Board recently voted to approve Tripp & Co., Inc. as the new distributor of the shares of each Fund (the "Distributor"). Cresvale International (US) LLC no longer acts as distributor to the Funds. The Distributor is located at 40 Rector Street, New York, New York 10006. Pursuant to each Fund's Rule 12b-1 Plan under the Investment Company Act of 1940, as amended, the Funds pay the Distributor a monthly fee of $5,000 which is allocated pro rata among the Funds based on each Fund's average daily net asset value as compensation for the services provided by the Distributor.

In addition to the above change, the Board also voted to appoint Deloitte & Touche LLP as new independent auditors to the Funds and the law firm of Willkie Farr & Gallagher as counsel to the Funds.


Dated:  December 22, 1999